                                                                    Exhibit 10.9

                            SECURED PROMISSORY NOTE
                        FOR ONE LIBERTY PROPERTIES, INC.


                                                            Great Neck, New York
$80,000.00                                                  December 21, 1999


      FOR VALUE RECEIVED, the undersigned, whose address appears below, promises to pay (without notice, demand or setoff) to the order of ONE LIBERTY PROPERTIES, INC., a Maryland corporation having its principal office at 60 Cutter Mill Road, Suite 303, Great Neck, NY 11021 ("Lender"), at the principal office of Lender, or at such other place as may be designated in writing by the holder of this Note, the principal sum of EIGHTY THOUSAND DOLLARS and NO CENTS ($80,000.00) on December 20, 2004 with interest thereon with respect to the preceding period, at a rate equal to the prime rate as announced from time to time in the Wall Street Journal, adjustable monthly. Provided there shall be no default, payments shall be made quarterly in arrears (commencing January 1, 2000) and shall be comprised of interest only on the outstanding principal balance calculated at the Interest Rate. Interest shall be computed as if each full calendar year consisted of 360 days and each full calendar month consisted of 30 days, for actual number of days elapsed. Under no circumstances shall the undersigned be charged more than the highest rate of interest which lawfully may be charged by the holder hereof and paid by the undersigned on the indebtedness evidenced hereby. It is therefore agreed that if at any time interest on the indebtedness evidenced hereby would otherwise exceed the highest lawful rate, only such highest lawful rate will be paid by the undersigned. Should any amount be paid by the undersigned in excess of such highest lawful amount, such excess shall be deemed to have been paid in reduction of the principal balance hereof.

      The undersigned, and all persons liable or to become liable on this Note, agree, jointly and severally, to pay all costs of collection, including reasonable attorneys' fees and disbursements, in case the unpaid principal balance of this Note, or any payment of principal and/or interest and/or other charges thereon, is not paid when due, or in case it becomes necessary to protect the security for the indebtedness evidenced hereby, whether suit be brought or not.

      Presentment for payment, notice of dishonor, protest, notice of protest, and trial by jury are hereby waived.

      This Note shall be governed by and interpreted in accordance with the laws of the State of New York (without reference to its conflict of law provisions).

      This Note is a secured note and is secured by a Pledge and Security Agreement (the "Pledge") affecting collateral more particularly described therein (to-wit shares of common stock of One Liberty Properties, Inc. being acquired by the undersigned). Upon (a) default in making any payment of principal or interest hereunder when due and payable and such default continuing for ten (10) days or (b) the occurrence of an Event of Default (as such term is defined in the Pledge) or (c) the default beyond applicable grace period, if any, under any other indebtedness of the undersigned to Lender, (i) the unpaid principal balance hereof and all accrued interest and other charges thereon shall become immediately due and payable and
(ii) the entire principal amount and accrued but unpaid interest and other charges thereon due under this Note shall accrue interest at eighteen percent (18%) interest per annum (or the highest rate permitted by law, whichever is lower) from the date of the missed payment or the Event of Default, as the case may be. In enforcing its rights under this Note and under the Pledge and other instruments delivered in connection with the loan represented hereby, the holder shall have the right and option to pursue its remedies with respect to this Note or to enforce the provisions of the Pledge or such other instruments, or any combination thereof, and either simultaneously or in such order as the holder shall deem in its best interest. This Note may only be modified or any of its terms waived by a written instrument signed by the party to be charged by such modification or waiver.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Secured Promissory Note on the date first hereinabove written.

Witness:

/s/ Jeffrey Fishman
-------------------
Jeffrey Fishman, as maker

/s/ Melissa Fishman
-------------------
Melissa Fishman, as guarantor

Address:

9 Gifford Lake Drive
Armonk, New York 10504

                            SECURED PROMISSORY NOTE
                       FOR ONE LIBERTY PROPERTIES, INC.


                                                            Great Neck, New York
$80,000.00                                                  January 20, 2000


      FOR VALUE RECEIVED, the undersigned, whose address appears below, promises to pay (without notice, demand or setoff) to the order of ONE LIBERTY PROPERTIES, INC., a Maryland corporation having its principal office at 60 Cutter Mill Road, Suite 303, Great Neck, NY 11021 ("Lender"), at the principal office of Lender, or at such other place as may be designated in writing by the holder of this Note, the principal sum of EIGHTY THOUSAND DOLLARS and NO CENTS ($80,000.00) on December 20, 2004 with interest thereon with respect to the preceding period, at a rate equal to the prime rate as announced from time to time in the Wall Street Journal, adjustable monthly. Provided there shall be no default, payments shall be made quarterly in arrears (commencing April 1, 2000) and shall be comprised of interest only on the outstanding principal balance calculated at the Interest Rate. Interest shall be computed as if each full calendar year consisted of 360 days and each full calendar month consisted of 30 days, for actual number of days elapsed. Under no circumstances shall the undersigned be charged more than the highest rate of interest which lawfully may be charged by the holder hereof and paid by the undersigned on the indebtedness evidenced hereby. It is therefore agreed that if at any time interest on the indebtedness evidenced hereby would otherwise exceed the highest lawful rate, only such highest lawful rate will be paid by the undersigned. Should any amount be paid by the undersigned in excess of such highest lawful amount, such excess shall be deemed to have been paid in reduction of the principal balance hereof.

      The undersigned, and all persons liable or to become liable on this Note, agree, jointly and severally, to pay all costs of collection, including reasonable attorneys' fees and disbursements, in case the unpaid principal balance of this Note, or any payment of principal and/or interest and/or other charges thereon, is not paid when due, or in case it becomes necessary to protect the security for the indebtedness evidenced hereby, whether suit be brought or not.

      Presentment for payment, notice of dishonor, protest, notice of protest, and trial by jury are hereby waived.

      This Note shall be governed by and interpreted in accordance with the laws of the State of New York (without reference to its conflict of law provisions).

      This Note is a secured note and is secured by a Pledge and Security Agreement (the "Pledge") affecting collateral more particularly described therein (to-wit shares of common stock of One Liberty Properties, Inc. being acquired by the undersigned). Upon (a) default in making any payment of principal or interest hereunder when due and payable and such default continuing for ten (10) days or (b) the occurrence of an Event of Default (as such term is defined in the Pledge) or (c) the default beyond applicable grace period, if any, under any other indebtedness of the undersigned to Lender, (i) the unpaid principal balance hereof and all accrued interest and other charges thereon shall become immediately due and payable and
(ii) the entire principal amount and accrued but unpaid interest and other charges thereon due under this Note shall accrue interest at eighteen percent (18%) interest per annum (or the highest rate permitted by law, whichever is lower) from the date of the missed payment or the Event of Default, as the case may be. In enforcing its rights under this Note and under the Pledge and other instruments delivered in connection with the loan represented hereby, the holder shall have the right and option to pursue its remedies with respect to this Note or to enforce the provisions of the Pledge or such other instruments, or any combination thereof, and either simultaneously or in such order as the holder shall deem in its best interest. This Note may only be modified or any of its terms waived by a written instrument signed by the party to be charged by such modification or waiver.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Secured Promissory Note on the date first hereinabove written.

Witness:

/s/ Jeffrey Fishman
-------------------
Jeffrey Fishman, as maker

/s/ Melissa Fishman
-------------------
Melissa Fishman, as guarantor

Address:

9 Gifford Lake Drive
Armonk, New York 10504

                            SECURED PROMISSORY NOTE
                       FOR ONE LIBERTY PROPERTIES, INC.


                                                            Great Neck, New York
$80,000.00                                                  February 29, 2000


      FOR VALUE RECEIVED, the undersigned, whose address appears below, promises to pay (without notice, demand or setoff) to the order of ONE LIBERTY PROPERTIES, INC., a Maryland corporation having its principal office at 60 Cutter Mill Road, Suite 303, Great Neck, NY 11021 ("Lender"), at the principal office of Lender, or at such other place as may be designated in writing by the holder of this Note, the principal sum of EIGHTY THOUSAND DOLLARS and NO CENTS ($80,000.00) on December 20, 2004 with interest thereon with respect to the preceding period, at a rate equal to the prime rate as announced from time to time in the Wall Street Journal, adjustable monthly. Provided there shall be no default, payments shall be made quarterly in arrears (commencing April 1, 2000) and shall be comprised of interest only on the outstanding principal balance calculated at the Interest Rate. Interest shall be computed as if each full calendar year consisted of 360 days and each full calendar month consisted of 30 days, for actual number of days elapsed. Under no circumstances shall the undersigned be charged more than the highest rate of interest which lawfully may be charged by the holder hereof and paid by the undersigned on the indebtedness evidenced hereby. It is therefore agreed that if at any time interest on the indebtedness evidenced hereby would otherwise exceed the highest lawful rate, only such highest lawful rate will be paid by the undersigned. Should any amount be paid by the undersigned in excess of such highest lawful amount, such excess shall be deemed to have been paid in reduction of the principal balance hereof.

      The undersigned, and all persons liable or to become liable on this Note, agree, jointly and severally, to pay all costs of collection, including reasonable attorneys' fees and disbursements, in case the unpaid principal balance of this Note, or any payment of principal and/or interest and/or other charges thereon, is not paid when due, or in case it becomes necessary to protect the security for the indebtedness evidenced hereby, whether suit be brought or not.

      Presentment for payment, notice of dishonor, protest, notice of protest, and trial by jury are hereby waived.

      This Note shall be governed by and interpreted in accordance with the laws of the State of New York (without reference to its conflict of law provisions).

      This Note is a secured note and is secured by a Pledge and Security Agreement (the "Pledge") affecting collateral more particularly described therein (to-wit shares of common stock of One Liberty Properties, Inc. being acquired by the undersigned). Upon (a) default in making any payment of principal or interest hereunder when due and payable and such default continuing for ten (10) days or (b) the occurrence of an Event of Default (as such term is defined in the Pledge) or (c) the default beyond applicable grace period, if any, under any other indebtedness of the undersigned to Lender, (i) the unpaid principal balance hereof and all accrued interest and other charges thereon shall become immediately due and payable and
(ii) the entire principal amount and accrued but unpaid interest and other charges thereon due under this Note shall accrue interest at eighteen percent (18%) interest per annum (or the highest rate permitted by law, whichever is lower) from the date of the missed payment or the Event of Default, as the case may be. In enforcing its rights under this Note and under the Pledge and other instruments delivered in connection with the loan represented hereby, the holder shall have the right and option to pursue its remedies with respect to this Note or to enforce the provisions of the Pledge or such other instruments, or any combination thereof, and either simultaneously or in such order as the holder shall deem in its best interest. This Note may only be modified or any of its terms waived by a written instrument signed by the party to be charged by such modification or waiver.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Secured Promissory Note on the date first hereinabove written.

Witness:

/s/ Jeffrey Fishman
-------------------
Jeffrey Fishman, as maker
/s/ Melissa Fishman
-------------------
Melissa Fishman, as guarantor

Address:

9 Gifford Lake Drive
Armonk, New York 10504